Advisors Series Trust
c/o U.S. Bank Global Fund Services
2020 East Financial Way, Suite 100
Glendora, California 91741

December 9, 2022

VIA EDGAR TRANSMISSION

United States Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:	Advisors Series Trust (the “Trust”)
File Nos.: 333-17391 and 811-07959

Ladies and Gentlemen:

On behalf of the Trust and its series, the Semper MBS Total Return Fund and Semper Short Duration Fund, attached please find a Preliminary Proxy Statement on Schedule 14A to solicit shareholder approval of the following:

PROPOSAL 1:    To approve an investment sub-advisory agreement between Semper Capital Management, L.P., and Medalist Partners LP, on behalf of each Fund. No increase in shareholder fees or expenses is being proposed.

PROPOSAL 2:    To approve a “manager of managers” arrangement that would grant each Fund and Semper Capital Management, L.P. greater flexibility to change sub-advisory arrangements without shareholder approval, but subject to prior approval by the Board of Trustees of the Trust.

PROPOSAL 3:    To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

If you have any questions regarding the enclosed, please do not hesitate to contact the undersigned at (626) 914-7363.

Sincerely,

/s/ Elaine E. Richards
Elaine E. Richards
Secretary
Advisors Series Trust

Enclosures